UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2021

LEGACY VENTURES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55849	30-0826318
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Baycliffe Rd. Markham	ON, L3R 7T9
(Address of principal executive offices)	(Zip Code)

(647) 969-7383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	LGYV	N/A

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2021, Mr. Ying Feng LAI (“Mr. LAI”) resigned his positions as Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary of the Company. Mr. LAI will remain as the member of the Board of Director of the Company.

On December 2, 2021, the Company’s Board of Directors appointed Mr. Pak Hong WAN (“Mr. WAN”), aged 40, to act as the Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and the Chairman of Board of Directors of the Company.

The biography for the new director and officer of the Company is set forth below:

Mr. WAN obtained his Bachelor Degree in Design and Master of Philosophy, under School of Design of the Hong Kong Polytechnic University, in 2004 and 2007 respectively.

Since April 2014, Mr. WAN has been a director of All of This Limited (“ATL”), a company in light industry including light product design and manufacturing. Mr. WAN is responsible for the marketing development of ATL. Mr. WAN oversees and maintains company standard operating procedures including business relations, performances and communications. Mr. WAN identifies all business opportunities and executes plans strategically in order to expand business networks and build relationships.

Mr. WAN obtained many international Design Award from 2004 to 2012, including but not limited to, Good Design Award (Chicago, USA), Spark Concept Awards (San Francisco, USA), Most Successful Design Awards (Shanghai, China), Crystal Cabin Awards (Hamburg, Germany), Perspective Awards (Hong Kong, China). Mr. WAN also acted as Design Columnist in MILKX Magazine (China), Vision in Life Magazine (Hong Kong) and Think-Silly Online Magazine from 2008 to 2013.

The Company believes Mr. WAN’s extensive experience in design and marketing fields will help the brand building of the Company. As a result, Mr. WAN is appointed as the above-mentioned capacities of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 2, 2021

LEGACY VENTURES INTERNATIONAL, INC.

/s/ Pak Hong WAN
By:	Pak Hong WAN
Title:	CEO

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